--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

     1996
     1996
     1996
     1996
     1996
               High Income
               Opportunity
               Fund Inc.
               ------------------------------------
               September 30, 1996

---------------------------------
High Income Opportunity Fund Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the High Income Opportunity Fund Inc. for the year ended September 30, 1996. Over the past year, the Fund paid dividends totaling $1.12 per share. The table below shows the annualized distribution rates for the Fund based on its September 30, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.

                                          Annualized
        Price Per Share                Distribution Rate
        ---------------                -----------------
        $11.72  (NAV)                         9.56%
        $11.50  (NYSE)                        9.74%

The High Income Opportunity Fund generated a total return on net asset value of 21.07% for the year ended September 30, 1996. The Fund outperformed its Lipper peer group the twelve-month average total return for closed-end high yield funds, which was 14.23%. (Lipper Analytical Services is an independent fund tracking organization.)

Market and Economic Overview

The past year has seen a high degree of uncertainty surrounding both the U.S. economy and the U.S. financial markets, particularly the bond market. The period from September 1995 through January 1996 was characterized by low inflation, somewhat weaker economic growth and a strong rally in the bond market. All signs pointed to a weaker economy, which is generally positive for the bond market, and there was a consensus that the Federal Reserve would probably lower interest rates. However, economic data released by the U.S. government late in the first quarter and throughout the second quarter of 1996 indicated that the U.S. economy was growing at a stronger rate than previously expected. For example, non-farm payrolls grew by an average of 237,000 a month for the first 8 months of 1996 compared to 185,000 for the same period in 1995, and the unemployment rate dropped to a seven-year low of 5.1% in August. The economy, as measured by gross domestic product (GDP), grew 4.7% during second quarter and an average of 3.5% for the first half of 1996.

The strength in the U.S. economy during the first half of 1996 heightened concerns over inflation, which caused bond market volatility to increase significantly over the period. The yield on the 30-year U.S. Treasury bond rose over a full percent from 6.0% at year-end 1995, peaking at 7.2% in mid-July.

After expanding considerably during the second quarter of 1996, the U.S. economy appears to have taken a breather during the third quarter. Although the U.S. government's advance estimate of third quarter gross domestic product
(GDP) growth has not yet been released, many analysts are estimating that GDP growth will be between 1.5% and 2.0% for the third quarter, down from 4.7% for the second quarter of 1996. Consumer spending and residential construction spending slowed, net exports remained even with the previous quarter, and inventories rose during the third quarter. Despite this evidence of an economic slowdown, there are still areas of growth within the U.S. economy to be concerned about. For example, job growth is healthy and wages continue to rise. In addition, housing activity and auto sales have remained surprisingly resilient despite higher interest rates.

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility. However, this heightened volatility has been confined to a narrow trading range of 6.75% to 7.20% on 30-year U.S. Treasury yields since April. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of economic growth will continue to moderate, or whether the U.S. economy's growth rate will accelerate during the final quarter of 1996. In either case, we believe that the Federal Reserve Board will likely remain on the sidelines until a more definitive picture emerges on the state of the U.S. economy.

Despite recent pressures on the U.S. Treasury bond market, the high yield bond market has turned in a solid performance over the past twelve months. A combination of strong cash flows into high yield mutual funds, which have outperformed all other fixed income funds year-to-date, a slowing new issue calendar and investors seeking higher yields have all contributed to the high yield bond market's strong performance. In addition, the current slow, steady growth rate of the U.S. economy is ideal for the high yield bond market because a stronger economy can potentially contribute to the financial strength of companies that issue high yield debt, and increases the likelihood that these companies will be able to meet their debt obligations.

Fund's Investment Strategy

The High Income Opportunity Fund maintained a relatively conservative portfolio posture over the past twelve months with a heavy emphasis on better quality, intermediate maturity B/B rated and Ba/BB rated issues. As of September 30, 1996, almost 82% of the Fund's holdings were rated B/B or higher. We will continue to avoid lower quality CCC/Caa rated issues because of their extremely high default risk over the course of a full economic cycle. Moreover, we believe our investment strategy of concentrating on improving high yield credits rated B/B and BB/Ba is prudent over the long term.

The High Income Opportunity Fund's strategy has been to reduce and/or upgrade cyclical holdings, and to emphasize stronger, better capitalized companies, as well as companies within industries that we believe have excellent growth prospects. In our view, increasing worldwide demand for oil and gas should cause prices to continue to rise. We therefore believe the energy sector offers excellent investment opportunities, and we will look to increase our holdings in this sector. In addition, we believe the telecommunications, cable TV, technology and media industries all have the potential to grow substantially. Because of our positive outlook on these industries, we have continued to add to our existing positions in companies such as Calpine (an independent power producer), Intelcom Group (a telecommunications company), Intermedia (a Southeastern communications company) and Time Warner (one of the world's largest media companies). One new addition to the Fund's core holdings during the period covered by this report is First Nationwide, a bank holding company based on the West Coast.

Despite the strong performance of the high yield bond market in the past twelve months, we still expect a short-term market pullback, especially in light of the uncertainty surrounding the U.S. economy and the increased level of new high yield bond issues. In anticipation of this short-term pullback, we became more defensive by eliminating or reducing several holdings. Included in this group are Harvard Industries, Dan River, Farm Fresh, which are all companies that have weaker credit ratings, have underperformed, and that we believe have deteriorating outlooks. We eliminated our position in Station Casinos to reduce the Fund's exposure to the gaming industry which we believe is facing increasing competitive pressures. In fact, the Fund's holdings in the gaming industry have been reduced significantly from 8.7% of the total assets as of September 30, 1995, to 4.45% as of September 30, 1996.

Outlook

Although the pace of economic growth in the U.S. has slowed during the past quarter, we believe that economic growth remains in a comfortable range. We anticipate that inflation will stay at its current level of roughly 2.5% to 3.0%. In addition, we expect the bond markets to trade in a narrow range with no major moves in either direction. This "Goldilocks" economy- not too hot and not too cold- is ideal for the high yield investor. Consequently, it is not surprising that over the past twelve months, the high yield bond market has generated superior investment results compared to many other types of bonds. Going forward, we do not expect to see any major changes in interest rates or in the U.S. bond markets in the second half of 1996.

In closing, thank you for your investment in the High Income Opportunity Fund Inc. We look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon           /s/ John C. Bianchi

Heath B. McLendon               John C. Bianchi, CFA
Chairman and                    Vice President
Chief Executive Officer
October 15, 1996

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
CORPORATE BONDS AND NOTES -- 89.1%
Aerospace/Defense -- 2.0%
  $ 4,750,000    BB      Airplanes Pass Through Trust, Corporate Collateralized
                           Mortgage Obligation, Series D, 10.875% due 3/15/19                 $ 5,110,763
    4,415,000    B       Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                      4,790,275
    3,700,000    B       Tracor Inc., Sr. Sub. Notes, 10.875% due 8/15/01                       3,968,250
    2,325,000    B       UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06+                          2,423,813
---------------------------------------------------------------------------------------------------------
                                                                                               16,293,101
---------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 0.5%
    3,725,000    B       First Nationwide Holdings, Sr. Notes,
                           12.500% due 4/15/03                                                  4,023,000
---------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 20.3%
   19,075,000    NR      Australis Media Ltd., Sr. Sub. Discount Notes, step bond
                           to yield 13.740% due 5/15/03++                                      11,254,250
                         Bell Cablemedia, Sr. Discount Notes:
   16,275,000    BB-       Step bond to yield 14.500% due 7/15/04                              12,531,750
    9,250,000    BB-       Step bond to yield 12.770% due 9/15/05                               6,266,875
                         Cablevision Systems Corp., Sr. Sub. Debentures:
   10,775,000    B         10.750% due 4/1/04                                                  11,179,063
   12,950,000    B         9.875% due 2/15/13                                                  12,464,375
    2,750,000    B         10.500% due 5/15/16                                                  2,774,062
   10,500,000    B       Comcast UK Cable, Sr. Unsecured Discount Debentures,
                           step bond to yield 11.720% due 11/15/07                              6,693,750
   26,100,000    B       Marcus Cable Capital Corp., Sr. Discount Notes,
                           step bond to yield 13.400% due 8/1/04                               20,260,125
   14,475,000    B       NWCG Holdings, Sr. Discount Notes, zero coupon bond
                           to yield 16.360% due 6/15/99                                        11,652,375
                         Rogers Cablesystems:
                           Sr. Secured Second Priority Debentures:
    4,400,000    BB+         10.000% due 12/1/07                                                4,427,500
    5,450,000    BB+         9.650% due 1/15/14                                                 3,620,531
    5,400,000    BB-       Sr. Sub. Debentures, 11.000% due 12/1/15                             5,582,250
   10,315,000    BB-     Rogers Communications, Sr. Debentures,
                           10.875% due 4/15/04                                                 10,688,919
    3,950,000    BB-     SCI Television Inc., Sr. Secured Notes,
                           11.000% due 6/30/05                                                  4,226,500
    6,350,000    B-      SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06                  6,651,625
   11,550,000    B3*     United International Holdings Inc., Australia/Pacific,
                           Sr. Discount Notes, step bond to yield 13.920%
                           due 5/15/06+                                                         6,121,500
                         United International Holdings Inc., Sr. Secured
                           Discount Notes:
    8,300,000    B-          Zero coupon bond to yield 12.300% due 11/15/99                     5,768,500
    6,875,000    B-          Zero coupon bond to yield 12.720% due 11/15/99                     4,778,125


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
Broadcasting - TV, Cable and Radio -- 20.3% (continued)
                         Videotron Holdings PLC:
  $ 5,425,000    B+        Sr. Discount Notes, step bond to yield
                             12.440% due 8/15/05                                              $ 3,621,188
    2,600,000    BB+       Sr. Notes, 10.625% due 2/15/05                                       2,821,000
    4,250,000    BB+       Sr. Sub. Notes, 10.250% due 10/15/02                                 4,515,625
    1,900,000    B-      Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                     1,987,875
    2,650,000    B       Young Broadcasting, Sr. Sub. Notes,
                           11.750% due 11/15/04                                                 2,855,375
---------------------------------------------------------------------------------------------------------
                                                                                              162,743,138
---------------------------------------------------------------------------------------------------------
Building/Construction -- 1.2%
    2,650,000    BB-     American Standard Inc., Sr. Sub. Debentures,
                           11.375% due 5/15/04                                                  2,871,937
    4,450,000    B       Greystone Homes, Inc., Sr. Notes, 10.750% due 3/1/04                   4,383,250
    2,700,000    CCC+    Miles Homes Services Inc., Sr. Notes, 12.000% due 4/1/01               2,301,750
---------------------------------------------------------------------------------------------------------
                                                                                                9,556,937
---------------------------------------------------------------------------------------------------------
Chemicals -- 5.0%
    5,000,000    B-      Haynes International Inc., Sr. Notes,
                           11.625% due 9/1/04                                                   5,162,500
                         NL Industries, Sr. Secured Notes:
    9,230,000    B         11.750% due 10/15/03                                                 9,760,725
   10,175,000    B         Step bond to yield 12.260% due 10/15/05                              8,648,750
    5,975,000    BB      Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                           13.000% due 6/15/01                                                  6,557,563
    7,350,000    B+      Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05                 7,836,937
    2,350,000    B       Texas Petrochemical Corp., Sr. Sub. Notes,
                           11.125% due 7/1/06+                                                  2,485,125
---------------------------------------------------------------------------------------------------------
                                                                                               40,451,600
---------------------------------------------------------------------------------------------------------
Communications -- 17.2%
    3,575,000    B-      Allbritton Communications Corp., Sr. Sub. Debentures,
                           11.500% due 8/15/04                                                  3,798,437
    3,000,000    B-      Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                3,146,250
    3,500,000    NR      Brooks Fiber Properties, Sr. Discount Notes, step bond
                            to yield 12.930% due 3/1/06                                         2,178,750
   16,700,000    B3*     Clearnet Communications  Inc., Sr. Discount Notes,
                           step bond to yield 15.030% due 12/15/05                             10,312,250
                         Dial Call Communications, Inc., Sr. Discount Notes:
    7,950,000    CCC-      Step bond to yield 15.430% due 4/15/04                               5,406,000
    7,750,000    NR        Step bond to yield 13.050% due 12/15/05                              4,921,250
    3,950,000    B+      Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02                  4,315,375
   15,025,000    NR      Intelcom Group Inc., Sr. Discount Notes, step bond to yield
                           12.440% due 5/1/06                                                   9,390,625
   12,500,000    B-      Intermedia Communications of Florida, Sr. Discount
                           Unsecured Notes, step bond to yield 12.430% due 5/15/06              7,843,750
    2,500,000    B       International Cabletel Inc., Sr. Deferred Coupon Notes,
                           step bond to yield 12.060% due 2/1/06                                1,500,000


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
Communications -- 17.2% (continued)
  $13,725,000    B-      Millicom International Cellular S.A., Sr. Discount Notes,
                           step bond to yield 13.490% due 6/1/06+                             $ 7,891,875
    4,875,000    B-      Mobile Telecommunications Tech. Corp., Sr. Notes,
                            13.500% due 12/15/02                                                5,143,125
   23,000,000    CCC-    Nextel Communications, Sr. Discount Notes,
                           step bond to yield 12.790% due 8/15/04                              14,950,000
    7,550,000    NR      Nextlink Communications, Sr. Notes,
                           12.500% due 4/15/06                                                  7,833,125
    6,250,000    CCC-    Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06+                       6,515,625
    9,450,000    NR      Pagemart Inc., Sr. Discount Notes, step bond to yield
                           14.210% due 11/1/03+                                                 7,394,625
    5,500,000    NR      Pagemart Nationwide, Inc., Sr. Discount Notes,
                           step bond to yield 14.950% due 2/1/05+                               3,657,500
    9,375,000    B       Teleport Communications, zero coupon bond to yield
                           11.310% due 7/1/07                                                   6,046,875
   30,475,000    BB      Telewest Communications, Sr. Discount Debentures,
                           step bond to yield 11.470% due 10/1/07                              19,580,187
    5,750,000    B-      USA Mobile Communication, Inc., Sr. Notes,
                           14.000% due 11/1/04                                                  6,454,375
---------------------------------------------------------------------------------------------------------
                                                                                              138,279,999
---------------------------------------------------------------------------------------------------------
Consumer Durables -- 2.4%
   23,025,000    B+      International Semi-Tech Corp., Sr. Secured Discount Notes,
                           step bond to yield 13.560% due 8/15/03                              13,930,125
    4,775,000    B-      TAG-Heuer International, Inc., Sr. Sub. Notes,
                           12.000% due 12/15/05                                                 5,330,094
---------------------------------------------------------------------------------------------------------
                                                                                               19,260,219
---------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.2%
    4,502,000    NR      American Pad & Paper Co., Sr. Sub. Notes, 13.000%
                           due 11/15/05 (Formerly Williamhouse-Regency)                         5,177,300
                         Interlake Corp.:
    1,975,000    B-        Sr. Notes, 12.000% due 11/15/01                                      2,120,656
    9,575,000    B3*       Sr. Sub. Debentures, 12.125% due 3/1/02                              9,910,125
---------------------------------------------------------------------------------------------------------
                                                                                               17,208,081
---------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.2%
    7,275,000    B+      Calpine Corp., Sr. Notes, 10.500% due 5/15/06+                         7,520,531
    2,055,918    BB-     Midland Cogeneration Venture Limited Partnership,
                           Midland Funding, Debentures, Sr. Secured Lease
                           Obligation Bond, Series C, 10.330% due 7/23/02                       2,163,854
---------------------------------------------------------------------------------------------------------
                                                                                                9,684,385
---------------------------------------------------------------------------------------------------------
Electronics/Computers -- 1.7%
    4,725,000    B-      Graphic Controls Corp., Sr. Sub. Notes,
                           12.000% due 9/15/05                                                  5,126,625
    7,925,000    B+      Unisys Corp., Sr. Notes, 12.000% due 4/15/03                           8,242,000
---------------------------------------------------------------------------------------------------------
                                                                                               13,368,625
---------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
Food -- 0.8%
  $ 3,825,000    BB-     TLC Beatrice Inc., Sr. Secured Notes,
                           11.500% due 10/1/05                                                $ 4,021,031
    2,335,000    B-      Van de Kamp, Inc., Sr. Sub. Notes,
                           12.000% due 9/15/05+                                                 2,565,581
---------------------------------------------------------------------------------------------------------
                                                                                                6,586,612
---------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 1.5%
          441    B-      Kash-N-Karry, Sr. Notes, 11.500% due 2/1/03                                  441
                         Pathmark Stores Inc., Sub. Notes:
    3,750,000    B-        11.625% due 6/15/02                                                  3,871,875
    7,485,000    B-        12.625% due 6/15/02                                                  7,765,688
---------------------------------------------------------------------------------------------------------
                                                                                               11,638,004
---------------------------------------------------------------------------------------------------------
Healthcare -- 3.2%
    6,600,000    B       Magellan Health Services, Sr. Sub. Notes,
                           11.250% due 4/15/04                                                  7,177,500
   17,147,000    B-      OrNda Healthcorp, Sr. Sub. Notes, 12.250% due 5/15/02                 18,475,892
---------------------------------------------------------------------------------------------------------
                                                                                               25,653,392
---------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.5%
    4,375,000    B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                       5,014,844
   11,775,000    BB      Bally's Grand, 1st Mortgage Notes, 10.375% due 12/15/03               12,952,500
    5,375,000    B-      Courtyard by Marriott, Sr. Secured Notes,
                           10.750% due 2/1/08                                                   5,489,219
    5,125,000    NR      Mohegan Tribal Gaming Authority, Sr. Secured  Notes,
                           13.500% due 11/15/02                                                 6,451,094
    5,750,000    B       Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                      6,526,250
---------------------------------------------------------------------------------------------------------
                                                                                               36,433,907
---------------------------------------------------------------------------------------------------------
Insurance -- 2.4%
    7,675,000    BBB-    Bankers Life Holdings, Sr. Sub. Notes, Series B,
                           13.000% due 11/1/02                                                  8,768,688
    9,350,000    BBB-    Life Partners Group Inc., Sr. Sub. Notes,
                           12.750% due 7/15/02                                                 10,133,062
---------------------------------------------------------------------------------------------------------
                                                                                               18,901,750
---------------------------------------------------------------------------------------------------------
Leisure -- 1.6%
    2,325,000    B-      E & S Holdings Corp., Sr. Sub. Notes,
                           10.375% due 10/1/06+                                                 2,383,125
    2,834,285    NR      Gillett Holdings, Inc., Sr. Sub. Notes,
                           12.250% due 6/30/02                                                  2,993,714
    8,535,000    B       Remington Arms Co., Inc., Sr. Sub. Notes,
                           9.500% due 12/1/03 (Current penalty
                           coupon 10.000%)+                                                     7,681,500
---------------------------------------------------------------------------------------------------------
                                                                                               13,058,339
---------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
Metals/Mining -- 4.3%
  $ 3,825,000    B-      Commonwealth Aluminum Co., Sr. Sub. Notes,
                           10.750% due 10/1/06+                                               $ 3,930,188
    5,100,000    B-      Ivex Holdings Corp., Sr. Discount Debentures,
                           step bond to yield 12.790% due 3/15/05                               3,404,250
   14,075,000    B-      Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                           12.750% due 2/1/03                                                  15,288,969
    3,975,000    B       Renco Metals Inc., Sr. Unsecured Notes,
                           11.500% due 7/1/03                                                   4,178,719
    3,600,000    B       Russel Metals, Sr. Notes, 10.250% due 6/15/00                          3,555,000
    3,545,000    BB-     UCAR Global Enterprises Inc., Sr. Sub. Notes,
                           12.000% due 1/15/05                                                  4,067,888
---------------------------------------------------------------------------------------------------------
                                                                                               34,425,014
---------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 4.4%
    8,750,000    B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                         8,979,688
    6,650,000    BB-     Global Marine, Sr. Secured Notes, 12.750% due 12/15/99                 7,215,250
    2,700,000    B+      Kelley Oil & Gas Corp., Sr. Guaranteed Notes,
                           13.500% due 6/15/99                                                  3,027,375
    6,950,000    B+      R&M Clark Holdings, Sr. Notes, zero coupon bond to yield
                           10.400% due 2/15/00                                                  4,969,250
    6,025,000    BB-     Santa Fe Energy Resources, Sr. Sub. Debentures,
                           11.000% due 5/15/04                                                  6,740,469
    4,325,000    B       United Meridian Corp., Sr. Sub. Guaranteed Notes,
                           10.375% due 10/15/05                                                 4,627,750
---------------------------------------------------------------------------------------------------------
                                                                                               35,559,782
---------------------------------------------------------------------------------------------------------
Packaging and Containers -- 0.4%
                         Gaylord Container Corp.:
    1,000,000    B         Sr. Notes, 11.500% due 5/15/01                                       1,057,500
    1,950,000    B-        Sr. Sub. Debentures, 12.750% due 5/15/05                             2,135,250
---------------------------------------------------------------------------------------------------------
                                                                                                3,192,750
---------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 5.6%
    4,300,000    B       Crown Paper Corp., Sr. Sub. Notes, 11.000% due 9/1/05                  4,300,000
    4,000,000    BB-     Grupo Industrial Durango, Unsecured Notes,
                           12.625% due 8/1/03                                                   4,235,000
   15,875,000    BB      Indah Kiat International Finance Co., Secured Notes,
                           11.875% due 6/15/02                                                 17,025,937
    5,275,000    B       Riverwood International, Sr. Sub. Unsecured Notes,
                           10.875% due 4/1/08                                                   5,222,250
    6,425,000    B+      SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04                  6,939,000
    6,415,000    BB      Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                           13.250% due 8/1/01                                                   7,184,800
---------------------------------------------------------------------------------------------------------
                                                                                               44,906,987
---------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                            SECURITY                                         VALUE
=========================================================================================================
Personal Care Products/Cosmetics -- 3.2%
  $ 5,715,000    B3*     Revlon Consumer Products Corp., Sr. Sub. Notes,
                           10.500% due 2/15/03                                                $ 5,972,175
   22,735,000    B-      Revlon Worldwide Corp., Sr. Secured Discount Notes,
                           zero coupon bond to yield 23.540% due 3/15/98                       20,035,219
---------------------------------------------------------------------------------------------------------
                                                                                               26,007,394
---------------------------------------------------------------------------------------------------------
Real Estate Development -- 1.0%
    7,225,000    BB-     Trizec Finance, Sr. Notes, 10.875%  due 10/15/05                       7,848,156
---------------------------------------------------------------------------------------------------------
Retail -- 1.0%
    7,400,000    B+      Barnes and Noble, Sr. Sub. Notes, 11.875% due 1/15/03                  8,093,750
---------------------------------------------------------------------------------------------------------
Tobacco -- 0.7%
    5,075,000    B       Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                           10.500% due 3/1/03                                                   5,335,094
---------------------------------------------------------------------------------------------------------
Transportation -- 0.8%
    6,200,000    BB-     Sea Containers Limited, Sr. Sub. Debentures,
                           Series A, 12.500% due 12/1/04                                        6,804,500
---------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $699,121,964)                                               715,314,516
=========================================================================================================
       SHARES                                   SECURITY                                         VALUE
=========================================================================================================
REFERRED STOCKS -- 3.9%
Healthcare/Pharmaceuticals -- 0.4%
      205,433            Foxmeyer Health Corp., Series A, Payment-in-kind,
                           Exchange $4.20 (Formerly National Intergroup)                        3,543,719
---------------------------------------------------------------------------------------------------------
Publishing -- 1.3%
        1,521            K-III Communications Corp., Series B, Exchange 11.625%                   153,698
        9,592            Time Warner Inc., Series K, Exchange 10.250%                          10,115,708
---------------------------------------------------------------------------------------------------------
                                                                                               10,269,406
---------------------------------------------------------------------------------------------------------
Telecommunications -- 2.2%
       13,911            PanAmSat Corp., Series A, Exchange $12.875                            17,527,860
---------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCKS
                         (Cost -- $31,118,043)                                                 31,340,985
=========================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.2%
Automobiles/Trucking -- 1.2%
      164,400            Navistar International, Series G, Convertible $6.00
                           (Cost -- $8,828,280)                                                 9,206,400
=========================================================================================================


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1996
--------------------------------------------------------------------------------

       SHARES                                   SECURITY                                         VALUE
=========================================================================================================
COMMON STOCKS -- 0.5%
Communications -- 0.0%
       20,125            Pagemart Nationwide Inc.                                              $  201,250
---------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.5%
      325,231            Algoma Steel Inc.                                                      1,055,216
      146,500            Freeport McMoRan Resource Partners, L.P.                               2,765,187
---------------------------------------------------------------------------------------------------------
                                                                                                3,820,403
---------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost -- $4,787,719)                                                   4,021,653
=========================================================================================================
WARRANTS -- 0.1%
       55,110            Clearnet Communications Inc., Expire 9/15/05                             413,325
       11,959            Nextel  Communications, Inc., Expire 12/15/98                                120
        6,575            Nextel  Communications, Inc., Expire 4/25/99                                  66
       32,800            Miles Homes Inc., Expire 4/1/97                                            4,100
       43,470            Pagemart Inc., Expire 12/31/03                                           293,423
        8,175            SD Warren, Expire 12/5/06                                                106,275
        5,700            Wireless One Inc., Expire 10/15/03                                        28,500
---------------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $341,931)                                                       845,809
=========================================================================================================
CALL OPTIONS -- 0.1%
    1,302,000            U.S. Treasury Long Bond Call @ 113, Expire 10/19/96                      122,063
    1,725,000            U.S. Treasury Long Bond Call @ 112, Expire 11/16/96                    1,050,525
---------------------------------------------------------------------------------------------------------
                         TOTAL CALL OPTIONS
                         (Cost -- $1,034,601)                                                   1,172,588
=========================================================================================================
    FACE
   AMOUNT                                       SECURITY                                         VALUE
=========================================================================================================
REPURCHASE AGREEMENT -- 5.1%
  $40,927,000            Chase Inc., 5.328% due 10/1/96;
                         Proceeds at maturity -- $40,933,057;
                         (Fully collateralized by U.S. Treasury Notes,
                         5.750% due 9/30/97; Market value -- $41,553,183)
                         (Cost -- $40,927,000)                                                 40,927,000
=========================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $786,159,538**)                                            $802,828,951
=========================================================================================================


++   Security issued with attached warrants.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 11 for definition of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Description of Ratings
--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB              -- Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC    -- Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C                -- The rating "C" is reserved for income bonds on which no interest is being paid.
D                -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Baa              -- Bonds rated "Baa" are considered to be medium grade
                    obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba               -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa              -- Bonds that are rated "Caa" are of poor standing. These
                    issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca               -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C                -- Bonds that are rated "C" are the lowest rated class of
                    bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR               -- Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1996
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost-- $786,159,538)                      $802,828,951
  Receivable for securities sold                                      6,689,795
  Interest receivable                                                15,437,184
--------------------------------------------------------------------------------
  Total Assets                                                      824,955,930
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   2,703,274
  Payable for securities purchased                                    2,219,917
  Management fees payable                                               761,457
  Payable to bank                                                       226,402
  Accrued expenses                                                      305,674
--------------------------------------------------------------------------------
  Total Liabilities                                                   6,216,724
--------------------------------------------------------------------------------
Total Net Assets                                                   $818,739,206
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     69,858
  Capital paid in excess of par value                               871,919,590
  Undistributed net investment income                                   438,920
  Net realized loss on security transactions,
     futures contracts and options                                  (70,359,130)
  Net unrealized appreciation of investments
     and foreign currencies                                          16,669,968
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.72 a share on 69,858,000 shares
   of $0.001 par value outstanding;
   500,000,000 shares authorized)                                  $818,739,206
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the year ended September 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                         $ 84,323,456
  Dividends                                                           5,240,994
--------------------------------------------------------------------------------
  Total Investment Income                                            89,564,450
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            9,318,853
  Shareholder communication fees                                        304,014
  Custody                                                                40,002
  Audit and legal                                                        33,158
  Shareholder and system servicing fees                                  30,033
  Pricing                                                                16,858
  Directors' fees                                                        11,533
  Other                                                                  38,145
--------------------------------------------------------------------------------
  Total Expenses                                                      9,792,596
--------------------------------------------------------------------------------
Net Investment Income                                                79,771,854
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FUTURES CONTRACTS, OPTIONS
    AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           1,129,220
    Futures contracts                                                 1,060,223
    Options purchased                                                (1,157,359)
    Foreign currency transactions                                      (113,733)
--------------------------------------------------------------------------------
  Net Realized Gain                                                     918,351
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Foreign Currencies:
    Beginning of year                                                 2,708,987
    End of year                                                      16,669,968
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            13,960,981
--------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts,
    Options and Foreign Currencies                                   14,879,332
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 94,651,186
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended September 30,
                                                        1996          1995
================================================================================
OPERATIONS:
   Net investment income                         $   79,771,854  $   78,307,768
   Net realized gain (loss)                             918,351     (42,338,465)
   Increase in net unrealized appreciation           13,960,981      63,403,538
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            94,651,186      99,372,841
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (77,961,528)    (78,307,768)
   Overdistribution of net investment income              --            (38,286)
   Capital                                                --         (1,501,640)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (77,961,528)    (79,847,694)
--------------------------------------------------------------------------------
Increase in Net Assets                               16,689,658      19,525,147

NET ASSETS:
   Beginning of year                                802,049,548     782,524,401
--------------------------------------------------------------------------------
   End of year*                                    $818,739,206    $802,049,548
================================================================================
* Includes undistributed net investment income of:     $438,920           --
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES

     The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence and interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,162,180 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at the annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

     3. INVESTMENTS

     During the year ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $567,810,036
--------------------------------------------------------------------------------
Sales                                                              610,569,455
================================================================================

     At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $25,758,955)*
Gross unrealized depreciation                                       (9,089,542)*
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $16,669,413*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. CAPITAL LOSS CARRYFORWARD

     At September 30, 1996, the Fund had, for Federal income tax purposes, approximately $69,656,000 of capital loss carryforwards, available to offset future realize capital gains, if any. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryovers are indicated below:

                                                   2003                2004
================================================================================
Carryover Amounts                               $31,540,000        $38,116,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
     5. FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At September 30, 1996, the Fund had no open futures contracts.

     6. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased options expires, the Fund will realized a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of September 30, 1996, the Fund held two purchased call options with a total cost of $1,034,601.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     As of September 30, 1996, the Fund had no written call options.

     7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year:

                                            1996         1995      1994(1)(2)
================================================================================

Net Asset Value, Beginning of Year         $11.48       $11.20       $12.50
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      1.14         1.14         1.01*
  Net realized and unrealized gain (loss)    0.22         0.28        (1.30)
--------------------------------------------------------------------------------
Total Income (Loss) from Operations          1.36         1.42        (0.29)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (1.12)       (1.12)       (1.01)
  Overdistribution of net
     investment income                        --         (0.00)#        --
  Capital                                     --         (0.02)         --
--------------------------------------------------------------------------------
Total Distributions                         (1.12)       (1.14)       (1.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.72       $11.48       $11.20
--------------------------------------------------------------------------------
Total Return                                21.07%        9.90%       (7.33)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $818,739     $802,050     $782,524
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.21%        1.20%        1.15%+*
  Net investment income                      9.85        10.02         9.09+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     72.77%       59.17%       68.56%
--------------------------------------------------------------------------------
Market Price, End of Year                $ 11.500     $ 10.500     $ 10.625
--------------------------------------------------------------------------------

(1) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(2)  Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
#    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and the period from October 22, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and the period from October 22, 1993 (commencement of operations) to September 30, 1994, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marvich LLP

New York, New York
November 22, 1996

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                       Closing Price*     Value           Paid         Price
================================================================================
1995
  January 24               $10.25        $10.73          $0.096      $10.520
  February 21               10.75         10.98           0.096       10.979
  March 21                  10.88         11.09           0.096       11.020
  April 25                  10.94         11.26           0.096       11.083
  May 23                    11.00         11.41           0.096       11.005
  June 23                   10.88         11.33           0.096       10.781
  July 28                   10.63         11.51           0.093       10.748
  August 25                 10.75         11.46           0.093       10.769
  September 29              10.50         11.48           0.093       10.844
  October 27                10.63         11.53           0.093       10.888
  November 24               10.63         11.48           0.093       10.730
  December 26               10.50         11.55           0.093       10.751
1996
  January 23                11.00         11.68           0.093       11.339
  February 20               11.13         11.85           0.093       11.242
  March 26                  11.13         11.62           0.093       11.135
  April 23                  11.00         11.56           0.093       11.010
  May 28                    10.81         11.62           0.093       10.880
  June 25                   10.69         11.48           0.093       11.020
  July 23                   11.13         11.44           0.093       11.270
  August 27                 11.25         11.47           0.093       11.300
  September 24              11.13         11.61           0.093       11.430
================================================================================
* In December 1995, the valuation date was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 9134, Boston, MA 02205-9134.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

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High Income                                                         SMITH BARNEY
Opportunity                                                         ------------
Fund, Inc.
                                               A Member of TravelersGroup [LOGO]

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA  02205-9134

This report is sent to the shareholders
of the High Income Opportunity Fund
Inc. for their information. It is not a
Prospectus, circular or representation
intended for use in the purchase or
sale of shares of the Fund or of any
securities mentioned in the report.

High Income Opportunity
Fund Inc.
388 Greenwich Street
New York, New York  10013

FD0802  11/96